UNITED STATES

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Analog Devices, Inc.

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Explanatory Note

Analog Devices, Inc. (the “Company”) is filing a copy of a slide presentation that was sent to shareholders on February 29, 2024 relating to the Institutional Shareholder Services Proxy Analysis & Benchmark Policy Voting Recommendations on the Company’s 2024 proxy statement.

ADI SHAREHOLDER PRESENTATION Spring 2024

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements, which address a variety of subjects including, for example, our statements regarding future financial performance, including expected future adjusted operating margin and other future financial results; anticipated growth and trends in our business; future compensation actions; our strategy; and other future events. Statements that are not historical facts, including statements about our beliefs, plans and expectations, are forward-looking statements. Such statements are based on our current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: economic, political, legal and regulatory uncertainty or conflicts; changes in demand for semiconductor products; manufacturing delays, product and raw materials availability and supply chain disruptions; products that may be diverted from our authorized distribution channels; changes in export classifications, import and export regulations or duties and tariffs; our development of technologies and research and development investments; our future liquidity, capital needs and capital expenditures; our ability to compete successfully in the markets in which we operate; our ability to recruit and retain key personnel; risks related to acquisitions or other strategic transactions; security breaches or other cyber incidents; adverse results in litigation matters; reputational damage; changes in our estimates of our expected tax rates based on current tax law; risks related to our indebtedness; unanticipated difficulties or expenditures related to integrating Maxim Integrated Products, Inc.; the discretion of our Board of Directors to declare dividends and our ability to pay dividends in the future; factors impacting our ability to repurchase shares; and uncertainty as to the long-term value of our common stock. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the Securities and Exchange Commission, including the risk factors contained in our most recent Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances. NON-GAAP FINANCIAL INFORMATION This presentation includes non-GAAP financial measures that have been adjusted in order to provide investors with information regarding our results of operations, business trends and financial goals. Reconciliation of these non-GAAP measures to their most directly comparable GAAP measures can be found in the appendix. Management uses non-GAAP measures internally to evaluate the Company’s operating performance from continuing operations against past periods and to budget and allocate resources in future periods. These non-GAAP measures also assist management in evaluating the Company’s core business and trends across different reporting periods on a consistent basis. Management also uses these non-GAAP measures as primary performance measurements when communicating with analysts and investors regarding the Company’s earnings results and outlook and believes that the presentation of these non-GAAP measures is useful to investors because it provides investors with the operating results that management uses to manage the Company and enables investors and analysts to evaluate the Company’s core business. Management also believes that free cash flow, a non-GAAP liquidity measure, is useful both internally and to investors because it provides information about the amount of cash generated after capital expenditures that is then available to repay debt obligations, make investments and fund acquisitions, and for certain other activities. 2

EXECUTIVE SUMMARY ⦿ We remain confident in the resilience of our business model, financial profile and focused execution ⦿ Our executive compensation program supports our corporate strategy and incentivizes execution across the key objectives embedded in our financial model ⦿ Our CEO’s compensation opportunities are predominantly based on company performance such that compensation outcomes are aligned with the shareholder experience ⦿ The metrics in our short-term incentive program directly reflect our strategic priorities. Our performance targets are challenging and consistent with our long-term financial model and strongly correlated with shareholder value creation ⦿ The increase to our CEO’s LTI opportunity for FY23 recognizes his significant contributions during his tenure, helps retain him in a competitive market and incentivizes performance of ambitious goals. We also increased the proportion of our CEO’s LTI that is performance-based vs. time-based awards ⦿ We are committed to effective corporate governance. The shareholder proposal on the agenda of our 2024 Annual Meeting is unnecessary because retaining the default supermajority voting standards for certain extraordinary matters is in the best interest of our shareholders 3

WE SOLVE OUR CUSTOMERS' MOST COMPLEX PROBLEMS[1]

HIGHEST PERFORMANCE PRODUCT PORTFOLIO

- Portfolio spanning microwave to bits, nanowatts to kilowatts, sensor to cloud
- Leaders in analog, mixed signal, RF and power

DIVERSE CUSTOMERS, APPLICATIONS & MARKETS

- ~75K SKUs; average product life 10+ years
- 125K+ customers; no end customer >5% of revenue
- ~90% of revenue from B2B applications

CUSTOMER-CENTRIC CULTURE

- ~13K engineers
- >$1.6B annual R&D spend; 30% greater than peer average[2]
- Customers value ADI as a trusted, long-term focused, strategic partner

RESILIENT HYBRID MANUFACTURING & GO-TO-MARKET MODEL

- Solutions from 7 nanometers to 7 microns
- Global network with 50+ production sites
- Hybrid direct, digital, channel go-to-market model

INDUSTRY-LEADING FINANCIAL PROFILE

- Adjusted gross margin 73%[3, 4] & adjusted operating margin 49%+[3, 4]
- $15B+ shareholder returns over last 5 years

INNOVATIVE ENTERPRISE WITH RICH GROWTH OPPORTUNITIES

- ~25% of revenue aligned to high growth markets fueled by increasing digitalization and sustainability goals
- Targeting $1B+ of revenue synergy opportunities by FY27 through cross-sell, co-design, and power opportunity

A high quality, enduring technology company with strong financial performance

1. Note: All figures based on fiscal year 2023.
2. Source: Company earnings releases and based on ADI's fiscal 2023. Peers include: ON semi, Texas Instruments, Infineon, Skyworks, STMicro, Broadcom, Microchip, MaxLinear, Power Integrated, Qorvo, Monolithic Power, Renesas, and NXP.
3. Refer to the appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP financial measures.
4. GAAP gross margin 64%; GAAP operating margin 31%.

ANALOG DEVICES
AHEAD OF WHAT'S POSSIBLE™

4

1 $12B+ OF REVENUE DIVERSIFIED ACROSS MARKETS & GEOGRAPHIES 1,2 1 REVENUE BY END MARKET REVENUE BY GEOGRAPHY 24% 54% 23% 18% EUROPE, MIDDLE INDUSTRIAL AUTOMOTIVE GREATER CHINA EAST AND AFRICA 13% COMMUNICATIONS 23% 35% REST OF ASIA AMERICAS B2B PACIFIC 10% CONSUMER ~90% 1. Fiscal year 2023. 2.The sum of the individual percentages may not equal 100% due to rounding. 5

UPDATES TO FY23 CEO EXECUTIVE COMPENSATION PROGRAM

The Compensation and Talent Committee enhanced our program design based on shareholder feedback and to align with our corporate strategy

Pay Element	Pay Vehicle	Time Period	Performance Measures
Base Salary	Cash	Annual	• Fixed pay
Short-Term Variable Incentive	Cash	Annual	• 50% Operating Profit Before Tax Margin (OPBT) • 50% Year-over-Year Revenue Growth • Minimum OPBT margin required for payout
Long-Term Equity Incentives	**Relative TSR PRSUs -- 35%** ***+5% in FY23***	Cumulative three-year period	• Relative TSR compared to comparator group, targeting above-median performance. ***In FY23, increased percentile achievement for target payout to the 55th percentile from the 50th percentile*** • Payouts capped at target if absolute TSR is negative
	Financial Metric PRSUs -- 40% ***+5%% in FY23***	One-year, two-year cumulative and three-year cumulative periods	• Non-GAAP operating profit
	RSUs -- 25% ***-10% in FY23***	Four-year graded vesting	

CEO Target Compensation


85%
Long-Term Equity Incentive
10%
Short-Term Variable Incentive
Variable Incentives
95%
5%
Base Salary

Other NEOs Target Compensation


79%
Long-Term Equity Incentive
12%
Short-Term Variable Incentive
Variable Incentives
91%
9%
Base Salary

ANALOG DEVICES
AHEAD OF WHAT'S POSSIBLE™

6

SHORT-TERM VARIABLE CASH INCENTIVE – METRICS AND TARGETS

Transparent metrics are aligned with strategic priorities. Targets are consistent and aligned with long-term ambitions

HISTORICAL SHORT-TERM INCENTIVE PERFORMANCE TARGETS

	Pre LTC Acquisition *Pre-May 2018*		Post LTC Acquisition *May 2018 – May 2022*		Post Maxim Acquisition *May 2022 - Present*	
Payout Factor	**OPBT Margin by Quarter**	**Revenue YoY Growth by Quarter**	**OPBT Margin by Quarter**	**Revenue YoY Growth by Quarter**	**OPBT Margin by Quarter**	**Revenue YoY Growth by Quarter**
0x	≤20%	0%	≤36%	0%	≤40%	0%
1.0x	30%	8%	39%	5%	42%	8%
2.0x	35%	18%	42%	10%	45%	15%
3.0x	≥40%	≥28%	≥45%	≥15%	≥50%	≥22%

- Challenging long-term targets do not change annually, are aligned with our long-term financial model, and are adjusted in circumstances for meaningful strategic transition
- Targets have been adjusted twice since 2018 following transformative acquisitions
- Targets most recently adjusted in May 2022 following acquisition of Maxim Integrated Products Inc for ~$21 billion and in May 2018 following our acquisition of Linear Technology for ~$15 billion

BALANCED PERFORMANCE MEASURES

- Metrics reflect ADI's strategic priorities
- Revenue growth and operating margin are long-standing metrics of choice among the investment community because they are transparent and strongly correlated with shareholder value creation
- The balance between OPBT margin and revenue growth measures incentivizes operating expense discipline even when our revenue is challenged, and aligns our interest with shareholders



50%
Quarterly OPBT Margin
50%
YoY Revenue Growth
(measured quarterly)

ANALOG DEVICES
AHEAD OF WHAT'S POSSIBLE™

7

SHORT-TERM VARIABLE CASH INCENTIVE – EARNED PAYOUTS

Short-term incentive payouts reflect challenging targets and consistent pay-for-performance philosophy through business cycles aligned with value creation

- Our business is cyclical and our short-term incentive plan pays accordingly. Payouts are higher during strong performance and lower when performance is challenged; this helps keep operating expenses variable to protect profits during weaker periods
- In any quarter without revenue growth, 50% of the short-term variable cash incentive opportunity is forfeited
- If OPBT margin is less than threshold level, the entire variable cash incentive will pay at 0% regardless of revenue attainment
- Achieving the maximum payout is extremely difficult and goes beyond the expectations of our long-term financial model
- FY23 payouts reflect strong performance in a challenging operating and economic environment, following record performance in FY22
- Based on 1Q24 results and guidance for 2Q24, we're expecting payouts for H1 FY24 to be the lowest in 5 years

PAYOUT FACTOR FOR SHORT-TERM INCENTIVE



3x
2.5x
2x
1.5x
1x
0.5x
0x
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24E[1]
Changed Bonus Factor Post Maxim

Payouts indicate rigorous target-setting, even amid cyclical downturns and volatile performance expectations

1. Reflects previously issued guidance on February 21, 2024 for ADI's second quarter of FY24. ADI is not hereby affirming or updating previously issued guidance.

ANALOG DEVICES
AHEAD OF WHAT'S POSSIBLE™

8

SHORT-TERM VARIABLE CASH INCENTIVE – OPBT MARGIN METRIC

Targets are tied to expansion goals for revenue and adjusted operating margins consistent with our long-term financial model

- We are focused on growing our adjusted operating margins -- which are well above industry and peer averages -- and have a track record of consistent margin expansion
- We've set aggressive margin expansion goals as part of our long-term financial model, first presented at our 2022 Investor Day
- Both the market and operating environment in FY23 were challenged as sector-wide headwinds accelerated and economic conditions deteriorated in line with broad expectations. While we executed well against expectations, our adjusted operating margins peaked in the first half of FY23 and are now under pressure amid broader industry challenges and are expected to remain under pressure throughout FY24
- Despite ongoing margin compression and declining revenue, the Committee held our short-term incentive targets constant for FY24

ADJ. OPERATING MARGINS[1]



ADI
49%[2, 4]
PHILADELPHIA SEMI INDEX
31%
S&P 500
20%

HISTORICAL OPERATING MARGIN EXPANSION[2]



30%
29%
32%
26%
34%
24%
33%
30%
38%
20%
43%
31%
41%
29%
40%
27%
42%
23%
49%
27%
51%
35%
51%
35%
48%
30%
45%
23%
42%
23%
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
1Q23
2Q23
3Q23
4Q23
1Q24
= Adjusted operating margin
= GAAP operating margin

LONG-TERM FINANCIAL MODEL[3]

	FY17 MODEL[5]	NEW MODEL[5]
Revenue growth	Mid-single-digit	7-10% CAGR
Adj. operating margin	**39-45%**	**42-50%**

ANALOG DEVICES
AHEAD OF WHAT'S POSSIBLE™

1. As of ADI's fiscal year 2023. Philadelphia Semi Index & S&P 500 Index data sourced from Bloomberg.
2. Refer to the appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP financial measures.
3. As of ADI Investor Day 2022.
4. GAAP operating margin of 31%.
5. A reconciliation of the non-GAAP financial measures included in this chart to the corresponding GAAP measures is not available without unreasonable effort. Refer to the appendix for details.

9

FY23 CEO LTI AWARD IN FOCUS

Incentivizing growth and aligning compensation with shareholder interests and long-term strategy

- To recognize Mr. Roche's contributions over his tenure and to incentivize him to continue driving future long-term growth, the Compensation and Talent Committee increased Mr. Roche's target LTI award for FY23 and also increased the weighting of the LTI that is performance-based
- The Committee approved the increase to Mr. Roche's target LTI award in recognition of his performance through FY22

ADI TSR HAS OUTPERFORMED THE S&P 500 DURING MR. ROCHE'S TENURE



400%
350%
300%
250%
200%
150%
100%
50%
0%
-50%
258%
163%
FY13[1]
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
ADI
S&P 500

ADI'S MARKET CAP GREW EXPONENTIALLY DURING MR. ROCHE'S TENURE



~$15.5B
~$73.8B
FY13[1]
FY22

1. Mr. Roche was appointed as CEO on May 6, 2013.

DURING OUR NEXT STRATEGIC PHASE, MR. ROCHE IS EXPECTED TO:

- Build and Empower the Intelligent Edge
- Deliver More Complete Solutions for Customers in Vertical End Markets
- Expand ADI's Product Universe
- Drive Bold Sustainability Goals
- Execute on an Aggressive Long-term Financial Model

The metrics and targets for our incentive compensation awards are directly aligned with the ambitious financial targets we set out at our 2022 Investor Day and are designed to create exceptional shareholder value

ANALOG DEVICES
AHEAD OF WHAT'S POSSIBLE™

10

SHAREHOLDER ENGAGEMENT PROGRAM Our executive compensation program continues to evolve to align with our strategy and reflect shareholder perspectives The Chair of our Compensation We reached out to shareholders We engaged with shareholders and Talent Committee 48% 33% 22% representing representing participated in meetings with of O/S of O/S of O/S shareholders representing WHAT WE HEARD WHAT WE DID Topic Feedback Approach for Fiscal Year 2023 and Beyond General Program Design Preference for compensation programs in which • Increased the weighting of our CEO’s LTI opportunity that is tied to challenging the majority of compensation is tied to long-term performance goals to 75%, up from 65% in fiscal year 2022 performance New Hire Awards Some shareholders expressed a concern with • Did not grant any special off cycle awards during fiscal year 2023. Enhanced our the value of the new hire award granted during disclosure explaining individual executive compensation decisions and rationale fiscal year 2022 to one of our NEOs • Committed to transparently describing the rationale and future decision-making process Design of Equity Awards Some shareholders recommended increasing • Increased the percentile achievement required for target performance of our the difficulty of achievement for target Relative TSR PRSUs to the 55th percentile, up from the 50th percentile, beginning performance of our Relative TSR PRSUs with the Relative TSR PRSUs granted in fiscal year 2023 11

COMMITTED TO CORPORATE GOVERNANCE BEST PRACTICES Our Board is committed to effective corporate governance, promoting effective board oversight and ensuring responsiveness to shareholder feedback ⦿ We believe that retaining the default supermajority voting standards under Massachusetts law is in the best interests of our shareholders and the Company ⦿ In the limited circumstances in which proposals of this type are being considered, our Board believes that the higher voting requirements are appropriate because such fundamental matters should require the support of a broad consensus of shareholders ⦿ We are committed to effective corporate governance and have adopted a wide range of practices and procedures that promote effective board oversight GOVERNANCE HIGHLIGHTS EFFECTIVE BOARD LEADERSHIP, INDEPENDENT SHAREHOLDER RIGHTS AND ACCOUNTABILITY OVERSIGHT, AND STRONG CORPORATE GOVERNANCE ⦿ Majority of directors are independent⦿ Annual election of directors ⦿ Average tenure of independent directors standing for re-election is ⦿ Majority voting for directors in uncontested director elections 4.9 years ⦿ Proxy access bylaw ⦿ Regular executive sessions of independent directors ⦿ Annual Board and committee self-evaluations ⦿ Clawback policy for CEO and other officers ⦿ No dual class of stock or controlling shareholder ⦿ Active engagement by our Board in overseeing talent and long-term succession planning for executives 12

BOARD OVERVIEW

Highly Qualified and Diverse Board With Ongoing Refreshment



VINCENT ROCHE
Chief Executive Officer and Chair
Analog Devices, Inc.



EDWARD H. FRANK, Ph.D.
Executive Chair of Gradient Technologies



MERCEDES JOHNSON
Former Chief Financial Officer of Avago Technologies (now Broadcom.com)



STEPHEN JENNINGS
Joined in 2023
Lead Independent Director
Former Strategy Principal of Deloitte LLP



LAURIE H. GLIMCHER, M.D.
Professor of Medicine at Harvard Medical School and President and Chief Executive Officer of Dana-Farber Cancer Institute



RAY STATA
Co-Founder of Analog Devices, Inc.



ANDRÉ ANDONIAN
Chief Executive Officer of Andonian Advisory PTE. LTD. & Special Advisor – Senior Partner Emeritus at McKinsey & Company



KAREN M. GOLZ
Retired Partner and Former Global Vice Chair of Ernst & Young LLP



SUSIE WEE, Ph.D.
Former Vice President of Google



JAMES A. CHAMPY
Former Vice President of the Dell/Perot Systems Business Unit of Dell, Inc.



PETER B. HENRY, Ph.D.
Joined in 2023
Class of 1984 Senior Fellow at Stanford University's Hoover Institution and Senior Fellow at Stanford's Freeman Spogli Institute for International Studies

Diversity of Director Nominees

4 of 11
Directors identify as female, or 36%

3 of 11
Directors identify as ethnically diverse, or 27%

Independence of Director Nominees

9 of 11
Directors are independent, or 82%

ANALOG DEVICES
AHEAD OF WHAT'S POSSIBLE™
13

WE REQUEST YOUR SUPPORT Below are the Board’s voting recommendations for ballot items at our 2024 Annual Meeting. We request your support thank you for your continued interest in Analog Devices Proposal 1 - Election of Directors – FOR ALL • Our Board recommends a vote FOR each director nominee, who brings extensive leadership and valuable business experience to our Board, enabling highly effective oversight and decision making Proposal 2 - Advisory Vote on Executive Compensation - FOR • Our Board recommends a vote FOR the advisory approval of the compensation of our named executive officers, as our compensation is closely aligned with shareholder interests and the achievement of long-term strategic and operational goals Proposal 3 - Ratification of Auditors - FOR • Our Board recommends FOR the ratification of the selection for Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending November 2, 2024 Proposal 4 - Simple Majority Vote - AGAINST • Our Board recommends unanimously recommends AGAINST the shareholder proposal regarding simple majority vote, if properly presented at the Annual Meeting 14

APPENDIX

APPENDIX – RECONCILIATION FROM GAAP TO NON-GAAP ($ in millions) The sum and/or computation of the individual amounts may not equal the total due to rounding. 1 FY23 FY23 FY23 Q1 24 Q2 24 (Projected) $2,100 Revenue $12,306 Revenue $12,306 Revenue $12,306 Revenue $2,513 Revenue (+/- $100) Net Cash Provided by GAAP Gross Margin $7,877 GAAP Operating Income $3,823 $4,818 GAAP Operating Income $586 GAAP Operating Income $317 Operating Activities Net Cash Provided by GAAP Gross Margin 15% 64% GAAP Operating Margin 31% Operating Activities % 39% GAAP Operating Margin 23% GAAP Operating Margin % of Revenue (+/- 200 bps) of Revenue Acquisition related Acquisition related Acquisition related Acquisition related $1,047 $2,024 Capital Expenditures $1,261 $452 expenses and special $460 expenses expenses expenses charges, net Adjusted Operating Adjusted Gross Margin $8,925 Special charges, net $161 Free Cash Flow (FCF) $3,556 Special charges, net $16 $777 Income Adjusted Gross Margin Acquisition related Acquisition related Adjusted Operating 37% $7 - 73% % of Revenue 29% 2 transaction costs transaction costs Margin Percentage (+/- 100 bps) Adjusted Operating Adjusted Operating $6,014 $1,054 Income Income Adjusted Operating Adjusted Operating 49% 42% 2 2 Margin Margin 1. Reflects previously issued guidance on February 21, 2024 for ADI’s second quarter of FY24. ADI is not hereby affirming or updating previously issued guidance. 2. Adjusted Operating Margin is equivalent to OPBT margin. 16 16

APPENDIX – RECONCILIATION FROM GAAP TO NON-GAAP Fiscal year Q1 2024 Q4 2023 Q3 2023 Q2 2023 Q1 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 2013 Revenue $ 2,513 $ 2,716 $ 3,076 $ 3,263 $ 3,250 $ 12,014 $ 7,318 $ 5 ,603 $ 5,991 $ 6,225 $ 5,246 $ 3,421 $ 3 ,435 $ 2,865 $ 2,634 GAAP Gross Margin $ 1,474 $ 1,647 $ 1,962 $ 2,145 $ 2,124 $ 7 ,532 $ 4,525 $ 3 ,690 $ 4 ,014 $ 4,250 $ 3,168 $ 2, 227 $ 2, 259 $ 1,830 $ 1,692 GAAP Gross Margin % 58.7% 60.6% 63.8% 65.7% 65.4% 62.7% 61.8% 65.9% 67.0% 68.3% 60.4% 65.1% 65.8% 63.9% 64.3% Adjustments: Acquisition related expenses 260 260 261 259 268 1,310 661 179 175 181 480 7 7 61 - Adjusted Gross Margin $ $ 1,734 $ 1,907 $ 2 ,222 $ 2 ,404 $ 2,392 $ 8,842 $ 5,186 $ 3, 870 $ 4,189 $ 4,431 $ 3,648 $ 2 ,234 $ 2,266 $ 1,891 $ 1,692 Adjusted Gross Margin % 69.0% 70.2% 72.2% 73.7% 73.6% 73.6% 70.9% 69.1% 69.9% 71.2% 69.5% 65.3% 66.0% 66.0% 64.3% Operating Margin $ $ 586 $ 634 $ 929 $ 1 ,128 $ 1,131 $ 3,279 $ 1 ,692 $ 1 ,498 $ 1 ,711 $ 1,899 $ 1,055 $ 1,028 $ 831 $ 752 $ 753 Operating Margin % 23.3% 23.4% 30.2% 34.6% 34.8% 27.3% 23.1% 26.7% 28.6% 30.5% 20.1% 30.0% 24.2% 26.3% 28.6% Adjustments: Acquisition related expenses 452 466 515 517 526 2,352 1,214 624 627 658 808 77 97 94 - Acquisition related transaction costs - - 2 3 3 34 113 20 - 22 70 14 10 27 - Special charges, net 16 114 24 23 - 275 84 52 96 61 49 14 - 37 30 Charitable foundation contribution - - - - - - - 40 - - - - - - - Other operating expense - - - - - - - - - 3 - - 228 (1) 6 Adjusted Operating Margin $ $ 1,054 $ 1,215 $ 1,470 $ 1,671 $ 1 ,659 $ 5,939 $ 3,104 $ 2,234 $ 2,433 $ 2 ,643 $ 1,982 $ 1,133 $ 1,166 $ 9 08 $ 7 89 1 Adjusted Operating Margin % 42.0% 44.7% 47.8% 51.2% 51.1% 49.4% 42.4% 39.9% 40.6% 42.5% 37.8% 33.1% 33.9% 31.7% 30.0% ($ millions) The sum and/or computation of the individual amounts may not equal the total due to rounding. 1. Adjusted Operating Margin is equivalent to OPBT margin. 17 17

APPENDIX – UNREASONABLE EFFORT FOR RECONCILIATION FROM GAAP TO NON-GAAP FORWARD-LOOKING ESTIMATES This presentation contains forward-looking estimates of non-GAAP measures including adjusted operating margin. We are unable to provide a reconciliation of the above-listed forward-looking estimates of non-GAAP measures because certain information needed to make a reasonable forward-looking estimate of the comparable GAAP measure is difficult to predict and estimate and is often dependent on future events that may be uncertain or outside of our control. Such events may include unanticipated changes in our GAAP effective tax rate and related tax items, unanticipated acquisition-related expenses and transaction costs and impairments, unanticipated losses on extinguishment of debt, and other unanticipated special charges. The probable significance of the unavailable information is unknown. Our forward-looking estimates of both GAAP and non- GAAP measures of our financial performance may differ materially from our actual results and should not be relied upon as statements of fact. 18 18